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FED. R. EVID 408 SETTLEMENT MATERIALS

                             April 11, 1997



Mr. Ron J. Messenger
c/o Bruce S. Mendelsohn, Esquire
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
1333 New Hampshire Avenue, N.W.
Suite 400
Washington, D.C.  20036

Dear Mr. Messenger:

     This letter constitutes an agreement (the "Letter Agreement") between you and Paracelsus Healthcare Corporation ("PHC"). The
Employment Agreement dated July 17, 1996 between you and PHC (the "Employment Agreement") is modified only as specifically provided herein.

     1. (a) Effective immediately, you will cease to be an officer, director and employee of PHC, its affiliates and any entity in which you hold such a position at the request of PHC.

          (b)  During  the  Term  (as  defined  herein)  of  this  Letter
Agreement, PHC will continue to provide you with all of the health, medical, dental, life and disability benefits (insurance or otherwise) you and your family presently receive from PHC.

          (c) This Letter Agreement is not evidence of any assertion by PHC, or an admission by you, that you engage in any action or inaction that would constitute Cause (as defined in the Employment Agreement) for the termination of your employment under the Employment Agreement or the SERP (as defined herein). The Letter Agreement shall not be admissible in any legal or equitable proceeding for the purpose of establishing the appropriateness of any or all of your actions or inactions while an officer, director or employee of PHC or any of its affiliates.



















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Mr. Ron J. Messenger
April 11, 1997
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     2.   You   and  PHC  will  continue  to  attempt  to  negotiate  the
resolution  of all  issues  between  you  and  PHC  and  its  affiliates,
including,  without   limitations,   your  claims  under  the  Employment
Agreement and the SERP, and all claims PHC or any of its affiliates may have against you.

     3. Both you and PHC fully reserve and do not waive or forfeit, except as specifically stated in this Letter Agreement, any or all legal or other rights, benefits, claims or defenses you ro it has or had on or before the date of this Letter Agreement (the "Rights"). This full and complete reservation of Rights, includes, but is not limited to, the following:

     (a) RIGHTS UNDER THE EMPLOYMENT AGREEMENT. You reserve the right to assert that your employment was not and cannot be terminated for Cause under Section 4(a) or ended without you having resigned for Good Reason (as both terms are defined in the Employment Agreement). PHC shall have 75 days following the termination of the Term of this Letter Agreement to determine whether Cause under Section 4(a) existed for the termination of your employment on the date of this Letter Agreement. You waive any argument that PHC may not terminate you for Cause under the Employment Agreement because it did not make a finding before your employment ended that Cause for your termination existed.

     (b) RIGHTS UNDER PHC'S RESTATED AND AMENDED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN ("SERP"), EFFECTIVE JANUARY 1, 1996, AS AMENDED. During the Term, you and PHC will discuss whether you will receive a payment pursuant to the SERP and, if so the amount of the payment. If this Letter Agreement terminates without a further agreement between you and PHC, you will have the right to assert, inter alia, that your employment was terminated without Cause (as defined in the SERP), and PHC will have the right to assert, inter alia, that your employment was terminated for Cause (as defined in the SERP). PHC shall have 75 days following the termination of the Term of this Letter Agreement to determine whether Cause under Section 1.46 of the SERP exists for the termination of your employment on the date of this Letter Agreement. You waive any argument that PHC may not terminate you for Cause under the SERP because it did not make a finding before your employment ended that Cause for your termination existed.

     (c) RIGHTS UNDER THE INDEMNITY AND INSURANCE COVERAGE AGREEMENT, DATED AUGUST 16, 1996, BETWEEN YOU AND PHC (THE "IICA"), ANY INSURANCE POLICY IN WHICH PHC HAS AN INTEREST THAT IN WHOLE OR PART MAY BE FOR YOUR BENEFIT, PHC'S BY-LAWS AND ALL LAWS APPLICABLE TO THE ADVANCEMENT OF YOUR EXPENSES AND YOUR INDEMNIFICATION. PHC will


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Mr. Ron J. Messenger
April 11, 1997
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     continue  to advance reasonable defense costs under the terms of its letter to you of November 18, 1996 that are incurred in any and all civil, government or other investigation, proceeding or litigation arising from, or related in any way to, the August 1996 merger, PHC's past financial statements, or public filings with the SEC or any or all of the issues involved in the internal investigation conducted by the Special Committee of the Board of Directors of PHC. Additionally, during the Term of this Letter Agreement, PHC will not make or seek any determination as to whether you should be indemnified by PHC under the IICA, PHC's by-laws and/or any law or rule, unless specifically requested to do so by you.

     (d) RIGHTS TO ASSERT CLAIMS OR DEFENSES. You and PHC each retains all rights to assert Rights, claims or defenses against each other in the event this Letter Agreement terminates without a further agreement between you and PHC.

     4    While this Letter  Agreement  is in effect, neither PHC nor you will institute any legal or equitable action or proceeding against the other or take any action to prejudice, disadvantage or harm the position of the other, unless required by law or an order of a court of competent
jurisdiction.   PHC and you agree that any statute of limitations, laches
or other defenses based on delay applicable to any Rights, claims, causes of actions or defenses, which PHC or you may assert in any lawsuit, litigation, arbitration or other proceeding shall be tolled commencing on the date of this Letter Agreement and concluding on the effective date of
its  termination.   Neither  PHC  nor  you  will  assert any  statute  of
limitations, laches or any other defense based on delay with respect to any time period between the date of this Letter Agreement and the effective date of its termination.

     5. During the Term, you will not exercise the 1,000,000 options to purchase shares of PHC for $.01 which your possess.

     6. During the Term, PHC and you will cooperate with each other an its and your attorneys in connection with any and all ongoing and future or possible civil, government, or other proceeding or litigation. This cooperation includes your promise to make yourself available to meet with PHC's attorneys at reasonable times and upon reasonable advance notice, and PHC's promise to make its attorneys available to meet with your attorneys at reasonable times and upon reasonable advance notice. PHC agrees to reimburse you for all reasonable expenses you incur in connection with any cooperation that you provide at the express request of PHC. Nothing in this paragraph prevents you or PHC from cooperating with others in connection with any civil, government, or other investigation, proceeding or litigation.





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Mr. Ron J. Messenger
April 11, 1997
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     7.   Notwithstanding anything in the Employment  Agreement, you will not  disclose  to any person other than an authorized director,  officer,
employee  or  agent   of  PHC  any  confidential  business  or  financial
information about PHC unless required by law.

     8. Either you or PHC may terminate this Letter Agreement at any time following 120 days after the execution of this Letter Agreement by sending written notice to the other. Termination will take effect 14 days after the receipt of notice. The term of this Letter Agreement shall commence on the date of the execution of this Letter Agreement and shall conclude 14 days after the receipt of notice of termination (the "Term"). Notice to you will be effective when received by your designated counsel, Bruce S. Mendelsohn of Akin, Gump, Strauss, Hauer & Feld, L.L.P., unless you designate otherwise. Notice to PHC will be effective when received by PHC's designated counsel, Arthur F. Mathews of Wilmer, Cutler & Pickering, unless PHC designates otherwise.

     9. Termination of this Letter Agreement will not reinstate you as a director, officer or employee of PHC, or void the effect of paragraphs 1 and 3 of this Letter Agreement.
































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Mr. Ron J. Messenger
April 11, 1997
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     Your signature below indicates your agreement to  these terms.  Your
signature   and  the  signature  of  Robert  C.  Joyner  as  specifically designated by  PHC  satisfies  the  amendment  and  waiver  provisions of
Section 13 of the Employment Agreement.

                              PARACELSUS HEALTHCARE CORPORATION



                         BY:   /S/ Robert C. Joyner
                              _____________________________________________
                              Robert C. Joyner
                              Senior Vice President
                              General Counsel and Secretary
                              Paracelsus Healthcare Corporation

                               April 12, 1997
                               _____________________________________________
                               Date


Accepted and agreed:

/s/ Ron J. Messenger
________________________________
Ron J. Messenger

April 14, 1997
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Date